UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 25, 2025

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2025, the Board of Directors (the “Board”) of Zebra Technologies Corporation (the “Company”) increased the size of the Board from ten to eleven directors, increased the number of Class I directors from three to four, and appointed Ms. Mary McDowell to serve as a Class I director of the Company, each effective immediately. Also, effective as of July 25, 2025, the Board increased the size of the Audit Committee from five to six members and appointed Ms. McDowell as a member of the Audit Committee. The term of office for Class I directors expires at Zebra’s 2027 Annual Meeting of Stockholders, and Ms. McDowell will stand for election at that time.

Ms. McDowell's compensation will be consistent with the Company's previously disclosed standard compensatory arrangements for non-employee directors, which are described in the Company's most recent proxy statement filed with the Securities Exchange Commission on March 28, 2025, under the heading "Director Compensation." Ms. McDowell's compensation will be prorated to reflect the commencement date of her Board service. In addition, the Company and Ms. McDowell will enter into an indemnification agreement substantially in the form filed as Exhibit 10.2 to its annual report on Form 10-K for the period ended December 31, 2024.

There were no arrangements or understandings pursuant to which Ms. McDowell was appointed as a director, and there are no related party transactions between the Company and Ms. McDowell that would be reportable under Item 404(a) of Regulation S-K. A copy of the press release announcing Ms. McDowell's election is furnished as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Registrant's Press Release dated July 28, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: July 28, 2025	By:	/s/ Cristen Kogl
Cristen Kogl
Chief Legal Officer, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Registrant's Press Release dated July 28, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL)